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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 11, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

        NEW YORK                       0-10592                  14-1630287
State or Other Jurisdiction of     Commission File No.       I.R.S. Employer
Incorporation or Organization                             Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 8.01.     Other Events
----------     ------------

               A press release was issued on April 11, 2007 stating that effective January 1, 2007, TrustCo Bank Corp NY ("TrustCo") has elected early adoption of Statements of Financial Accounting Standards ("SFAS") No. 159 The Fair Value Option for Financial Assets and Financial Liabilities, including an Amendment of SFAS No. 115 and No. 157 Fair Value Measurements. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)    Exhibits

               Reg S-K Exhibit No.     Description
               -------------------     -----------

                    99(a) Press release dated April 11, 2007 stating that effective January 1, 2007, TrustCo Bank Corp NY ("TrustCo") has elected early adoption of SFAS No. 159 The Fair Value Option for Financial Assets and Financial Liabilities, including an Amendment of SFAS No.115 and No. 157 Fair Value Measurements.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 11, 2007

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   ----------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.             Description                              Page
-------------------     ------------------------------                 --------
     99(a)              Press release dated April 11, 2007 stating       5-6
                        that effective January 1, 2007, TrustCo Bank
                        Corp NY ("TrustCo") has elected early
                        adoption of SFAS No. 159 The Fair Value
                        Option for Financial Assets and Financial
                        Liabilities, including an Amendment of
                        SFAS No. 115 and No. 157 Fair Value
                        Measurements.















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TRUSTCO                                                          Exhibit 99 (a)
Bank Corp NY                                                     News Release
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                      NASDAQ -- TRST

Contact:   Robert M. Leonard
           Administrative Vice President
           (518) 381-3693

FOR IMMEDIATE RELEASE

               TrustCo Announces Securities Portfolio Restructuring

Glenville, New York - April 11, 2007 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced that effective January 1, 2007 they elected early adoption of Statements of Financial Accounting Standards ("SFAS") No. 159 The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 and No. 157 Fair Value Measurements. SFAS No. 159, which was issued in February 2007, generally permits the measurement of selected eligible financial instruments at fair value at specified election dates. Upon adoption of SFAS No. 159, TrustCo selected the fair value option for certain US Agency securities with longer relative duration and lower yields from the available for sale portfolio totaling approximately $517 million. Prior to the adoption fo SFAS No. 159, the Company intended to hold these securities until a market price recovery or possibly to maturity. The initial fair value measurement of these items resulted in, approximately, a $8.6 million cumulative-effect adjustment, net of tax, recorded as a reduction in undivided profits as of January 1, 2007. Under SFAS No. 159, this onetime charge will not be recognized in current earnings. This charge to undivided profits has no overall impact on total shareholders' equity because the fair value adjustment had previously been included as an element of shareholders' equity in the accumulated other comprehensive loss account.

As a result of TrustCo's fair value measurement election for the above financial instruments, TrustCo will record $3.4 million of pretax unrealized trading gains in its first quarter earnings for the change in fair value of such instruments from the election date of January 1, 2007 to March 31, 2007. Additionally, TrustCo has sold in the second quarter the portfolio of trading assets so identified and will recognize pretax trading losses of $2.7 million in the second quarter. TrustCo believes its adoption of the standard will have a positive impact on its ability to manage the interest rate risk of its


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balance sheet, shorten the duration of the investment portfolio to better position the company to manage interest rate risk and potentially benefit interest income, net income and earnings per share during the remainder of 2007 as well as future periods.

The Company also adopted SFAS No. 157 Fair Value Measurement in the 1st Quarter of 2007 which will not have a significant impact on the Company's consolidated financial statements.

TrustCo Bank Corp is a $3.2 billion bank holding company and through its subsidiary, Trustco Bank, operates 94 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.

In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on The NASDAQ Global Select Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo's actual results, and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in local market area and general business and economic trends. The foregoing list should not be construed as exhaustive, and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.


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